AMI Large Cap Growth Fund
Institutional Class
A series of Trust for Advised Portfolios

September 10, 2014

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated March 31, 2014 (the “Supplement”)

Based upon a recommendation by AMI Asset Management Corporation (the “Advisor”), the investment adviser to the AMI Large Cap Growth Fund (the “Fund”), the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”) has determined to close and liquidate the Fund.  Based on the Advisor’s belief that the Fund has limited prospects for meaningful growth in the future, the Advisor has concluded the Fund is no longer economically viable.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets on September 17, 2014.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective immediately, the Advisor will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by September 16, 2014, will automatically be redeemed on September 17, 2014, and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 844-AMI-FUND (844-264-3863) prior to September 16, 2014 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by September 16, 2014, your shares will be redeemed on September 17, 2014, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on September 17, 2014.

Please contact the Fund at 844-AMI-FUND (844-264-3863) if you have any questions.

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Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.